Exhibit 10.40


Applicant or Patentee: Jeffrey L. Helfer et al.            DOCKET NO: JH-38P
Serial or Patent No: 60,357,935
Filed or Issued: February 19, 2002
Title: "MRI Compatible Catheter Assembly"

                               ASSIGNMENT

    WHEREAS, Jeffrey L. Helfer of Webster, NY 14580; Robert W. Gray of Rochester, NY 14620; and Michael L. Weiner of Webster, NY 14580 have invented certain new and useful improvements in "MRI Compatible Catheter Assembly," for which a U.S. Provisional Patent Application was filed on February 19, 2002, and afforded U.S.S.N. 60/357,935; and

    WHEREAS, Biophan Technologies, Inc., of West Henrietta, NY 14586 is desirous of obtaining the entire right, title and interest in, to and under the said improvements and the said application;

    NOW THEREFORE, in consideration of the sum of One Dollar ($1.00) in hand paid, and other good and valuable consideration, the receipt of which is hereby acknowledged, the said

             Jeffrey L. Helfer, Robert W. Gray, and Michael L. Weiner

have sold, assigned, transferred and set over, and by these presents do hereby sell, assign, transfer and set over, unto the said

                          Biophan Technologies, Inc.,

its successors, legal representatives and assigns, the entire right, title and interest in, to and under the said improvements, and the said application and all utility applications and divisions, renewals and continuations thereof, and all Letters Patent of the United States which may be granted thereon and all reissues and extensions thereof, and all applications for Letters Patent which may hereafter be filed for said improvements in any country or countries foreign to the United States, and all Letters Patent which may be granted for said improvements in any country or countries foreign to the United States and all extensions, renewals and reissues thereof.


     IN TESTIMONY WHEREOF, I hereunto set my hand and seal this _______ day of _________, 2002

                                              _________________________
                                              Jeffrey L. Helfer

STATE OF NEW YORK
COUNTY OF MONROE :  ss.:

     On this _____ day of __________, 2002, before me, a Notary Public in and for the State and County aforesaid, personally appeared Jeffrey L. Helfer, to me known to be the person of that name, who signed and sealed the foregoing instrument and he acknowledges the same to be his free act and deed.
                                              ____________________________
                                              Notary Public



     IN TESTIMONY WHEREOF, I hereunto set my hand and seal this _______ day of _______, 2002.


                                              _________________________
                                              Robert W. Gray

STATE OF NEW YORK
COUNTY OF MONROE :  ss.:

     On this ________ day of __________, 2002, before me, a Notary Public in and for the State and County aforesaid, personally appeared Robert W. Gray, to me known to be the person of that name, who signed and sealed the foregoing instrument and he acknowledges the same to be his free act and deed.


                                              _________________________
                                              Notary Public



     IN TESTIMONY WHEREOF, I hereunto set my hand and seal this _______ day of _______, 2002.



                                              _________________________
                                              Michael L. Weiner

STATE OF NEW YORK
COUNTY OF MONROE :  ss.:

     On this ________ day of __________, 2002, before me, a Notary Public in and for the State and County aforesaid, personally appeared Michael L. Weiner, to me known to be the person of that name, who signed and sealed the foregoing instrument and he acknowledges the same to be his free act and deed.


                                              _________________________
                                              Notary Public

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